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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 25, 2005
                                                          ---------------


                           Strategic Diagnostics Inc.
                           --------------------------
                 (Exact Name of Registrant Specified in Charter)


      Delaware                      000-68440                 56-1581761
--------------------------- ------------------------ --------------------------
     (State or Other            (Commission File          (I.R.S. Employer
     Jurisdiction of                 Number)             Identification No.)
     Incorporation)


            111 Pencader Drive
                Newark, DE                                         19702
-------------------------------------------                ---------------------
 (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (302) 456-6789
                                                           --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 25, 2005, the Compensation Committee of the Board of Directors (the "Board") of Strategic Diagnostics Inc. (the "Company") approved the Company's Change of Control Severance Agreement (the "Plan").

Pursuant to the Plan, certain executive officers and certain other key employees of the Company (each a "Participant," and collectively, the "Participants") are eligible to receive benefits upon the Participant's termination of employment, under certain circumstances, if such termination follows, or is shortly prior to, a Change of Control (as defined in the Plan).

Subject to the terms and conditions of the Plan, Participants are entitled to:
(1) a lump sum cash payment or salary continuation equal to the Participant's then current annual base salary, prorated for partial periods, (2) extension of medical and dental benefits for the applicable severance period, (3) a prorated bonus under the Company's Annual Incentive Plan for the year in which the termination occurs, (4) extension of the exercise time period for outstanding stock options to the date that is one year following the Participant's date of termination and (5) executive outplacement services. In certain circumstances, Participants may also receive an additional payment relating to income taxes on their severance benefits.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               STRATEGIC DIAGNOSTICS INC.


                                               By: /s/ Anthony J. Simonetta
                                                   ----------------------------
                                                       Anthony J. Simonetta
                                                       Chief Financial Officer


Dated: August 29, 2005